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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2002

                         CONNECTICUT WATER SERVICE, INC.
             (Exact name of Registrant as specified in its charter)

CONNECTICUT                     0-8084                    06-0739839
(State or other           (Commission File Number)        (IRS Employer
jurisdiction of                                            Identification
incorporation)                                             Number)


93 West Main Street, Clinton, Connecticut                 06413-0562
     (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:       (860) 669-8630

                                       N/A
          (Former name or former address, if changed since last report)

                           This is Page 1 of 5 pages.

                         The Exhibit Index is on Page 3.
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Item 5.  Other Events

         Connecticut Water Service, Inc. (the "Company") announced on May 8, 2002 the earnings for the first quarter 2002 and declaration of dividends.

         A copy of the Company's earnings release dated May 8, 2002 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                           Exhibit  No.           Exhibit

                           99.1                   Company Press Release,
                                                  dated May 8, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CONNECTICUT WATER SERVICE, INC.
                                   a Connecticut corporation

Date: May 8, 2002                  By:  /s/  David C. Benoit
                                        ----------------------
                                   Name: David C. Benoit
                                   Title: Vice President - Finance

                                       2
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                                  EXHIBIT INDEX


Exhibit No.       Description                                        Page No.
-----------       -----------                                        --------

99.1              Company Press Release, dated May 8, 2002.             4

                                       3